Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2012				2011						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
Sales	$11,731	$12,311	$11,488	$35,530	$11,580	$12,151	$12,022	$35,753	$12,294	$48,047	-4%	-1%
Costs, Expenses and Other
Materials and production	4,037	4,112	4,137	12,286	4,059	4,284	4,352	12,695	4,176	16,871	-5%	-3%
Marketing and administrative	3,074	3,249	3,063	9,386	3,164	3,525	3,340	10,029	3,704	13,733	-8%	-6%
Research and development	1,862	2,165	1,918	5,944	2,158	1,936	1,954	6,048	2,419	8,467	-2%	-2%
Restructuring costs	219	144	110	473	(14)	668	119	773	533	1,306	-8%	-39%
Equity income from affiliates	(110)	(142)	(158)	(410)	(138)	(55)	(161)	(354)	(257)	(610)	-2%	16%
Other (income) expense, net	142	103	200	446	622	121	66	809	139	946	*	-45%

Income Before Taxes	2,507	2,680	2,218	7,405	1,729	1,672	2,352	5,753	1,580	7,334	-6%	29%
Income Tax Provision (Benefit)	740	860	455	2,055	658	(382)	628	904	37	942
Net Income	1,767	1,820	1,763	5,350	1,071	2,054	1,724	4,849	1,543	6,392	2%	10%
Less: Net Income Attributable to Noncontrolling Interests	29	27	34	89	28	30	32	89	31	120
Net Income Attributable to Merck & Co., Inc.	$1,738	$1,793	$1,729	$5,261	$1,043	$2,024	$1,692	$4,760	$1,512	$6,272	2%	11%
Earnings per Common Share Assuming Dilution	$0.56	$0.58	$0.56	$1.71	$0.34	$0.65	$0.55	$1.53	$0.49	$2.02	2%	12%

Average Shares Outstanding Assuming Dilution	3,074	3,072	3,079	3,077	3,104	3,110	3,091	3,102	3,069	3,094
Tax Rate	29.5%	32.1%	20.5%	27.8%	38.1%	-22.8%	26.7%	15.7%	2.3%	12.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

*100% or greater

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2011

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$12,022				$—		$12,022
Costs, Expenses and Other
Materials and production	4,352	1,284	99		1,383		2,969
Marketing and administrative	3,340	57	31		88		3,252
Research and development	1,954	22	28		50		1,904
Restructuring costs	119		119		119		—
Equity income from affiliates	(161)				—		(161)
Other (income) expense, net	66			(137)	(137)		203
Income Before Taxes	2,352	(1,363)	(277)	137	(1,503)		3,855
Taxes on Income	628				(287	)(4)	915
Net Income	1,724				(1,216)		2,940
Less: Net Income Attributable to Noncontrolling Interests	32				—		32
Net Income Attributable to Merck & Co., Inc.	$1,692				$(1,216)		$2,908
Earnings per Common Share Assuming Dilution	$0.55						$0.94 (5)
Average Shares Outstanding Assuming Dilution	3,091						3,091
Tax Rate	26.7%						23.7%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect integration costs, as well as other costs associated with mergers and acquisitions, such as severance costs which are not part of the company’s formal restructuring programs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Reflects the gain on the divestiture of the company’s interest in the Johnson & JohnsonºMerck Consumer Pharmaceuticals Company joint venture.

(4) Represent the estimated tax impact on the reconciling items.

(5) The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders.  Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $2,903 million for the third quarter of 2011.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2011

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$35,753				$—		$35,753
Costs, Expenses and Other
Materials and production	12,695	3,925	280		4,205		8,490
Marketing and administrative	10,029	192	77		269		9,760
Research and development	6,048	343	89		432		5,616
Restructuring costs	773		773		773		—
Equity income from affiliates	(354)				—		(354)
Other (income) expense, net	809			236	236		573
Income Before Taxes	5,753	(4,460)	(1,219)	(236)	(5,915)		11,668
Taxes on Income	904				(1,955	)(4)	2,859
Net Income	4,849				(3,960)		8,809
Less: Net Income Attributable to Noncontrolling Interests	89				—		89
Net Income Attributable to Merck & Co., Inc.	$4,760				$(3,960)		$8,720
Earnings per Common Share Assuming Dilution	$1.53						$2.80 (5)
Average Shares Outstanding Assuming Dilution	3,102						3,102
Tax Rate	15.7%						24.5%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses of $3.8 billion for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of mergers and acquisitions, as well as $118 million of impairment charges on product intangibles.  Amounts included in marketing and administrative expenses reflect integration costs, as well as other costs associated with mergers and acquisitions, such as severance costs which are not part of the company’s formal restructuring programs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Included in other (income) expense, net is a $500 million charge related to the resolution of the arbitration proceeding with Johnson & Johnson, a $136 million gain on the divestiture of the company’s interest in the Johnson & JohnsonºMerck Consumer Pharmaceuticals Company joint venture and a $127 million gain on the sale of certain manufacturing facilities and related assets.

(4) Includes a net benefit of approximately $700 million relating to the settlement of the company’s 2002-2005 federal income tax audit, the favorable impact of certain foreign and state tax rate changes that resulted in a net $230 million reduction of deferred tax liabilities on intangibles established in purchase accounting, as well as the estimated tax impact on the reconciling items.

(5) The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders.  Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $8,697 million for the first nine months of 2011.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2012

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	3Q12	3Q11	% Change	3Q12	3Q11	% Change	3Q12	3Q11	% Change
TOTAL SALES (1)	$11,488	$12,022	-4	$5,112	$5,345	-4	$6,377	$6,677	-5

PHARMACEUTICAL	9,875	10,354	-5	4,304	4,515	-5	5,571	5,839	-5

Primary Care and Women’s Health

Cardiovascular
Zetia	645	614	5	348	306	14	297	308	-4
Vytorin	423	469	-10	193	213	-9	229	256	-10

Diabetes & Obesity
Januvia	975	846	15	546	473	15	429	373	15
Janumet	405	350	16	216	183	18	189	167	13

Respiratory
Singulair	602	1,336	-55	249	901	-72	353	435	-19
Nasonex	292	266	10	156	135	15	136	130	4
Clarinex	64	128	-50	17	46	-62	46	82	-43
Asmanex	42	42	—	38	38	1	4	4	-15
Dulera	52	22	*	50	22	*	2		*

Women’s Health & Endocrine
Fosamax	152	215	-29	6	10	-38	146	205	-29
NuvaRing	156	159	-2	93	90	3	64	68	-7
Follistim AQ	111	129	-14	39	45	-14	72	84	-14
Implanon	93	80	16	34	34	-1	59	45	30
Cerazette	64	74	-14				64	74	-14

Other
Maxalt	166	156	7	136	105	30	31	51	-40
Arcoxia	109	108	2				109	108	2
Avelox	30	59	-50	27	49	-44	2	10	-80

Hospital and Specialty
Immunology
Remicade	490	561	-13				490	561	-13
Simponi	86	74	15				86	74	15

Infectious Disease
Isentress	399	343	16	219	168	31	180	175	3
PegIntron	165	163	1	22	19	19	143	144	-1
Cancidas	163	150	8	8	14	-41	155	136	13
Victrelis	149	31	*	79	21	*	70	10	*
Invanz	118	107	10	60	55	10	58	52	11
Primaxin	109	124	-12	6	21	-70	103	103	-1
Noxafil	66	61	9	19	17	12	47	44	7

Oncology
Temodar	227	223	2	111	100	11	116	123	-6
Emend	111	98	12	67	60	11	44	38	14

Other
Cosopt / Trusopt	102	124	-18	3	4	-22	99	121	-18
Bridion	68	52	29				68	52	29
Integrilin	48	53	-9	44	47	-7	4	5	-28

Diversified Brands
Cozaar / Hyzaar	295	404	-27	3	36	-92	292	368	-21
Propecia	104	112	-7	30	33	-9	74	78	-6
Zocor	86	110	-22	7	7	-10	79	103	-23
Claritin Rx	47	55	-14				47	55	-14
Remeron	52	65	-19	1	1	-34	51	63	-19
Proscar	55	58	-6	1	1	-29	54	56	-5
Vasotec / Vaseretic	42	57	-27				42	57	-27

Vaccines
Gardasil	581	445	31	412	330	25	169	115	46
ProQuad, M-M-R II and Varivax	396	391	1	366	369	-1	29	22	33
RotaTeq	150	184	-19	108	133	-19	41	51	-19
Zostavax	202	108	87	191	105	83	10	4	*
Pneumovax	160	133	20	139	107	30	21	26	-21

Other Pharmaceutical (2)	1,023	1,015	1	258	217	19	767	798	-4

ANIMAL HEALTH	815	826	-1	211	194	9	604	631	-4

CONSUMER CARE	451	421	7	290	265	10	161	156	3
Claritin OTC	118	118		81	79	2	37	39	-5

Other Revenues (3)	347	421	-17	306	370	-17	41	50	-18
Astra	255	299	-15	255	299	-15

* 100% or greater

(1)    Only select products are shown.

(2)    Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $116 million and $100 million on a global basis for third quarter 2012 and 2011, respectively.

(3)    Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2012

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Sep YTD 2012	Sep YTD 2011	% Change	Sep YTD 2012	Sep YTD 2011	% Change	Sep YTD 2012	Sep YTD 2011	% Change
TOTAL SALES (1)	$35,530	$35,753	-1	$15,676	$15,199	3	$19,853	$20,554	-3

PHARMACEUTICAL	30,517	30,534	—	13,127	12,511	5	17,390	18,023	-4

Primary Care and Women’s Health

Cardiovascular
Zetia	1,891	1,788	6	987	896	10	904	892	1
Vytorin	1,312	1,407	-7	578	675	-14	734	733	—

Diabetes & Obesity
Januvia	2,952	2,364	25	1,571	1,322	19	1,382	1,042	33
Janumet	1,207	977	24	628	518	21	580	458	27

Respiratory
Singulair	3,373	4,018	-16	2,127	2,579	-18	1,245	1,439	-13
Nasonex	960	962	—	459	440	4	501	521	-4
Clarinex	337	492	-32	122	146	-16	215	347	-38
Asmanex	141	149	-6	128	134	-5	13	15	-11
Dulera	140	59	*	135	58	*	6	1	*

Women’s Health & Endocrine
Fosamax	522	644	-19	22	38	-41	500	606	-18
NuvaRing	459	455	1	268	267	—	191	188	1
Follistim AQ	352	404	-13	124	121	2	228	283	-19
Implanon	254	220	15	104	92	13	150	128	17
Cerazette	202	199	2				202	199	2

Other
Maxalt	476	460	3	363	319	14	113	141	-20
Arcoxia	338	321	5				338	321	5
Avelox	146	227	-35	140	201	-31	7	25	-74

Hospital and Specialty
Immunology
Remicade	1,527	2,156	-29				1,527	2,156	-29
Simponi	236	203	16				236	203	16

Infectious Disease
Isentress	1,133	972	17	608	488	25	525	484	9
PegIntron	510	482	6	79	46	71	431	436	-1
Cancidas	474	476	—	23	32	-30	451	443	2
Victrelis	387	53	*	215	39	*	172	14	*
Invanz	329	296	11	166	150	11	163	146	11
Primaxin	301	397	-24	17	72	-76	284	324	-13
Noxafil	191	171	12	54	44	23	136	127	8

Oncology
Temodar	688	704	-2	322	298	8	366	407	-10
Emend	358	305	17	202	171	18	156	134	16

Other
Cosopt / Trusopt	331	360	-8	10	12	-18	321	348	-8
Bridion	186	141	32				186	141	32
Integrilin	160	172	-7	147	158	-6	13	15	-12

Diversified Brands
Cozaar / Hyzaar	969	1,236	-22	16	87	-81	953	1,149	-17
Propecia	312	330	-5	95	98	-3	218	232	-6
Zocor	285	345	-17	20	24	-19	265	320	-17
Claritin Rx	181	240	-25				181	240	-25
Remeron	175	181	-3	4	5	-24	171	176	-3
Proscar	160	171	-6	3	4	-27	157	167	-6
Vasotec / Vaseretic	144	173	-17				144	173	-17

Vaccines
Gardasil	1,189	935	27	809	679	19	379	256	48
ProQuad, M-M-R II and Varivax	967	927	4	880	865	2	87	62	40
RotaTeq	433	457	-5	317	360	-12	116	96	20
Zostavax	426	254	68	396	247	60	30	7	*
Pneumovax	372	276	35	297	214	39	76	62	22

Other Pharmaceutical (2)	3,031	2,975	2	691	612	13	2,337	2,361	-1

ANIMAL HEALTH	2,501	2,385	5	643	519	24	1,859	1,867	—

CONSUMER CARE	1,557	1,479	5	1,056	986	7	501	493	2
Claritin OTC	432	419	3	318	304	5	114	115	—

Other Revenues (3)	955	1,355	-30	851	1,184	-28	104	172	-39
Astra	664	928	-28	664	928	-28

* 100% or greater

(1)    Only select products are shown.

(2)    Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $251 million and $221 million on a global basis for September YTD 2012 and 2011, respectively.

(3)    Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3c

	1Q12	2Q12	3Q12	Sep YTD 12	1Q11	2Q11	3Q11	Sep YTD 11	4Q11	Full Year	% Change 3Q	% Change YTD

TOTAL PHARMACEUTICAL	$10,082	$10,560	$9,875	$30,517	$9,820	$10,360	$10,354	$30,534	$10,755	$41,289	-5	—

United States	4,189	4,633	4,304	13,127	3,907	4,088	4,515	12,511	4,606	17,117	-5	5
% Pharmaceutical Sales	41.6%	43.9%	43.6%	43.0%	39.8%	39.5%	43.6%	41.0%	42.8%	41.5%

Europe (1)	2,558	2,540	2,210	7,309	2,587	2,827	2,588	8,002	2,621	10,623	-15	-9
% Pharmaceutical Sales	25.4%	24.1%	22.4%	24.0%	26.3%	27.3%	25.0%	26.2%	24.4%	25.7%

Japan	1,267	1,199	1,124	3,590	1,164	1,104	1,114	3,382	1,327	4,709	1	6
% Pharmaceutical Sales	12.6%	11.4%	11.4%	11.8%	11.8%	10.7%	10.8%	11.1%	12.3%	11.4%

Latin America	627	668	715	2,010	700	743	667	2,109	747	2,857	7	-5
% Pharmaceutical Sales	6.2%	6.3%	7.2%	6.6%	7.1%	7.2%	6.4%	6.9%	6.9%	6.9%

Asia Pacific	762	787	846	2,394	699	779	763	2,241	736	2,977	11	7
% Pharmaceutical Sales	7.6%	7.4%	8.6%	7.8%	7.1%	7.5%	7.4%	7.3%	6.8%	7.2%

China	221	262	262	746	187	206	220	613	221	834	19	22

Eastern Europe/Middle East Africa	361	441	366	1,168	358	369	371	1,097	378	1,476	-1	6
% Pharmaceutical Sales	3.6%	4.2%	3.7%	3.8%	3.6%	3.6%	3.6%	3.6%	3.5%	3.6%

Canada	264	236	257	758	360	399	285	1,044	279	1,323	-10	-27
% Pharmaceutical Sales	2.6%	2.2%	2.6%	2.5%	3.7%	3.9%	2.8%	3.4%	2.6%	3.2%

Other	53	56	52	161	45	51	51	147	61	208	2	10
% Pharmaceutical Sales	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%	0.6%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

THIRD QUARTER 2012

Table 4

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	3Q12	3Q11	YTD 2012	YTD 2011
ASTRAZENECA LP	$134	$141	$387	$318
Other (1)	24	20	23	36
TOTAL	$158	$161	$410	$354

(1) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

	3Q12	3Q11	YTD 2012	YTD 2011
GARDASIL	$82	$59	$197	$183
FLU VACCINES	82	128	82	129
OTHER VIRAL VACCINES	26	29	81	77
ROTATEQ	12	12	35	32
HEPATITIS VACCINES	7	9	24	29
Other Vaccines	127	138	352	355
TOTAL SANOFI PASTEUR MSD SALES	$336	$375	$771	$805

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	3Q12	3Q11	YTD 2012	YTD 2011
INTEREST INCOME (1)	$(47)	$(32)	$(177)	$(102)
INTEREST EXPENSE (1)	178	176	524	522
EXCHANGE LOSSES	50	59	130	102
Other, net (2)	19	(137)	(31)	287
TOTAL	$200	$66	$446	$809

(1)             Prior period amounts reflect reclassifications to conform to the current period presentation.

(2)             Other, net in the first nine months of 2011 includes a charge of $500 million related to the resolution of the arbitration proceeding with Johnson & Johnson.